Van Kampen Advantage Municipal Income Trust II
                          Item 77(O) 10F-3 Transactions
                        November 1, 2004 - April 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Massac  2/16/    -     $103.0 $746,65  3,500,    0.47%  1.80%   Lehman  Lehman
husett    05             3     0,000     000                    Brothe  Brothe
 s Bay                                                           rs,      rs
Transp                                                          Morgan
ortati                                                          Stanle
  on                                                              y,
Author                                                          Bear,
  ity                                                           Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Corby
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Carola
                                                                 n &
                                                                 Co.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                JPMorg
                                                                 an,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                 Inc.